Exhibit 10.9
FIFTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
This Fifth Amendment to Loan and Security Agreement (this “Amendment”), dated as of May 22, 2026, is executed and delivered by AURA SUB, LLC, a Delaware limited liability company (“Borrower”), AURA HOLDCO LLC, a Delaware limited liability company (“Parent”), CIRCLE MEDIA LABS INC., a Delaware corporation (“Circle Media”), GET AURA LLC, a Delaware limited liability company (“Get Aura”; together with Parent and Circle Media, each a “Guarantor” and, collectively, “Guarantors”; Borrower and each Guarantor are each a “Loan Party” and, collectively, “Loan Parties”) and BANC OF CALIFORNIA, a California state-chartered bank (“Bank”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to those terms in the Loan Agreement (as defined below).
RECITALS
a.    Loan Parties and Bank are parties to that certain Loan and Security Agreement dated as of February 18, 2025, as amended by that certain First Amendment to Loan and Security Agreement dated as of May 20, 2025, that certain Second Amendment to Loan and Security Agreement dated as of September 17, 2025, that certain Third Amendment to Loan and Security Agreement dated as of December 15, 2025, and that certain Fourth Amendment to Loan and Security Agreement dated as of March 30, 2026 (the “Original Agreement”).
b.    From and after the date hereof, Loan Parties and Bank desire to supplement the terms and provisions of the Original Agreement as provided herein. The Original Agreement as amended hereby and as the same may be hereafter supplemented, amended, modified or restated from time to time is hereinafter referred to as the “Loan Agreement.”
NOW, THEREFORE, in consideration of the promises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:
1.    Incorporation. The foregoing preamble and recitals are incorporated herein by this reference.
2.    Amendments. The Original Agreement is hereby amended, as follows:
(a)    Section 6.7 of the Original Agreement is hereby amended and restated, as follows:
6.7    Financial Covenants. Loan Parties shall maintain the financial covenant in clause (a) below at all times. Loan Parties shall maintain the financial covenant in clause (b) below at all times until the achievement of the Equity Milestone.
(a)    Minimum Cumulative Revenue. Measured monthly as of the last day of each month and calculated on a cumulative basis beginning as of January 1,

2026, Loan Parties shall achieve consolidated Revenue of at least the amounts shown in the table immediately below for the corresponding measurement periods. Minimum cumulative Revenue levels for the measuring periods beginning with September 2026 and continuing through December 2026 shall be established by Bank and incorporated herein by an amendment, which Loan Parties hereby agree to execute by September 30, 2026. For subsequent periods, Bank and Loan Parties hereby agree that Bank may use the board-approved annual budget provided in accordance with Section 6.2(a)(iii) above to establish the monthly minimum cumulative Revenue amounts for such periods. Such amounts shall be incorporated herein by an amendment, which Loan Parties hereby agree to execute by February 28 of the applicable year.

Measurement Period Ending	Minimum Cumulative Revenue
January 31, 2026	$19,882,716
February 28, 2026	$35,973,091
March 31, 2026	$52,931,247
April 30, 2026	$69,778,730
May 31, 2026	$86,983,882
June 30, 2026	$104,051,337
July 31, 2026	$121,468,767
August 31, 2026	$138,967,913
(b)    Minimum Cumulative Adjusted EBITDA. Measured monthly as of the last day of each month and calculated on a cumulative basis beginning as of January 1, 2026, Loan Parties shall achieve consolidated Adjusted EBITDA of at least the amounts shown in the table immediately below for the corresponding measurement periods. Minimum cumulative Adjusted EBITDA levels for the measuring periods beginning with September 2026 and continuing through December 2026 shall be established by Bank, acting in good faith after discussions with Borrower, and incorporated herein by an amendment, which Loan Parties hereby agree to execute by September 30, 2026. For subsequent periods, Bank and Loan Parties hereby agree that Bank may use the board-approved annual budget provided in accordance with Section 6.2(a)(iii) above to establish the monthly minimum cumulative Adjusted EBITDA amounts for such periods, acting in good faith after discussions with Borrower. Such amounts shall be incorporated herein by an amendment, which Loan Parties hereby agree to execute by February 28 of the applicable year.

Measurement Period Ending	Minimum Cumulative Adjusted EBITDA
January 31, 2026	($6,192,083)
February 28, 2026	($14,534,274)
March 31, 2026	($20,896,044)
April 30, 2026	($26,684,623)
May 31, 2026	($31,778,846)
June 30, 2026	($36,293,386)

Measurement Period Ending	Minimum Cumulative Adjusted EBITDA
July 31, 2026	($40,822,257)
August 31, 2026	($40,834,759)
3.    Representations and Warranties. Each Loan Party hereby represents and warrants to Bank, which representations and warranties shall survive the execution and delivery hereof, that: (a) this Amendment is the legally valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, and (b) except as otherwise set forth below, each of the representations and warranties contained in the Loan Agreement, as well as all other representations and warranties contained in the other Loan Documents, are true and correct in all respects to the extent required under the Loan Agreement.
4.    Successors and Assigns. This Amendment shall be binding upon each Loan Party’s and Bank’s successors and assigns and shall inure to the benefit of each Loan Party’s and Bank’s successors and assigns. No other person or entity shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment. Loan Parties may not assign or transfer any of their rights or obligations under this Amendment without the prior written consent of Bank.
5.    Severability; Construction. Wherever possible, each provision of this Amendment shall be interpreted in such a manner so as to be effective and valid under applicable law, but, if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such provision or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment. All obligations of Loan Parties and rights of Bank expressed herein shall be in addition to and not in limitation of those provided by applicable law.
6.    Counterparts; Facsimile and Other Electronic Transmission. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Executed copies of this Amendment or the signature pages of this Amendment sent by facsimile or transmitted electronically in Portable Document Format (“PDF”) or any similar format, or transmitted electronically by digital image, DocuSign, or other means of electronic transmission, shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

7.    GOVERNING LAW. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND BE CONSTRUED, ENFORCED AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.
8.    WAIVER OF JURY TRIAL. BANK AND EACH LOAN PARTY WAIVE ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY TRANSACTION CONTEMPLATED HEREIN, INCLUDING CLAIMS BASED ON CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER COMMON LAW OR STATUTORY BASES. ALL DISPUTES, CONTROVERSIES, CLAIMS, ACTIONS AND SIMILAR PROCEEDINGS ARISING WITH RESPECT TO THIS AMENDMENT OR ANY RELATED AGREEMENT OR TRANSACTION SHALL BE BROUGHT IN THE GENERAL COURT OF JUSTICE OF NORTH CAROLINA SITTING IN DURHAM COUNTY, NORTH CAROLINA OR THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF NORTH CAROLINA, EXCEPT AS PROVIDED BELOW WITH RESPECT TO ARBITRATION OF SUCH MATTERS. IF THE JURY WAIVER SET FORTH IN THIS SECTION IS NOT ENFORCEABLE, THEN ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN WILL BE FINALLY SETTLED BY BINDING ARBITRATION IN DURHAM COUNTY, NORTH CAROLINA IN ACCORDANCE WITH THE THEN-CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION BY ONE ARBITRATOR APPOINTED IN ACCORDANCE WITH SAID RULES. THE ARBITRATOR SHALL APPLY NORTH CAROLINA LAW TO THE RESOLUTION OF ANY DISPUTE, WITHOUT REFERENCE TO RULES OF CONFLICTS OF LAW OR RULES OF STATUTORY ARBITRATION. JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. NOTWITHSTANDING THE FOREGOING, THE PARTIES MAY APPLY TO ANY COURT OF COMPETENT JURISDICTION FOR PRELIMINARY OR INTERIM EQUITABLE RELIEF OR TO COMPEL ARBITRATION IN ACCORDANCE WITH THIS PARAGRAPH. THE EXPENSES OF THE ARBITRATION, INCLUDING THE ARBITRATOR’S FEES, REASONABLE ATTORNEYS’ FEES AND EXPERT WITNESS FEES, INCURRED BY THE PARTIES TO THE ARBITRATION MAY BE AWARDED TO THE PREVAILING PARTY, IN THE DISCRETION OF THE ARBITRATOR, OR MAY BE APPORTIONED BETWEEN THE PARTIES IN ANY MANNER DEEMED APPROPRIATE BY THE ARBITRATOR. UNLESS AND UNTIL THE ARBITRATOR DECIDES THAT ONE PARTY IS TO PAY FOR ALL (OR A SHARE) OF SUCH EXPENSES, ALL PARTIES SHALL SHARE EQUALLY IN THE PAYMENT OF THE ARBITRATOR’S FEES AS AND WHEN BILLED BY THE ARBITRATOR.

9.    Conditions to Effectiveness. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a)    this Amendment, duly executed by Loan Parties;
(b)    payment of all Bank Expenses, including Bank’s expenses for the documentation of this Amendment and any related documents, and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower’s accounts; and
(c)    such other documents and completion of such other matters as Bank may reasonably deem necessary or appropriate.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

LOAN PARTIES:

AURA SUB, LLC

By:	/s/ Brian DeCenzo
Name:	Brian DeCenzo
Title: Executive Vice President, Chief Financial Officer and Treasurer

AURA HOLDCO LLC

By:	/s/ Brian DeCenzo
Name:	Brian DeCenzo
Title: Executive Vice President, Chief Financial Officer and Treasurer

CIRCLE MEDIA LABS INC.

By:	/s/ Brian DeCenzo
Name:	Brian DeCenzo
Title: Executive Vice President, Chief Financial Officer and Treasurer

GET AURA LLC

By:	/s/ Brian DeCenzo
Name:	Brian DeCenzo
Title: Executive Vice President, Chief Financial Officer and Treasurer

BANK:

BANC OF CALIFORNIA

By:	/s/ Peter Moon
Name: Peter Moon
Title: SVP
[Signature Page to Fifth Amendment to Loan and Security Agreement]